Exhibit 99.1

Presentation W I N T E R 2 0 2 1 - 2 0 2 2 C o m pa n y

Forward Looking Statements This presentation may contain “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. For such forward - looking statements, we claim the protection of the safe harbor for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995. As used below and throughout this presentation, the words “we”, “us” and “our” may refer to Amesite individually or together with one or more partner companies, as dictated by context. Such statements include, but are not limited to, any statements relating to our growth strategy and product development programs and any other statements that are not historical facts. Forward - looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated include: risks related to our growth strategy; risks relating to the results of research and development activities; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; our dependence on third party suppliers; our ability to attract, integrate, and retain key personnel; the early stage of products under development; our need for and continued access to additional funds; government regulation; patent and intellectual property matters; competition; as well as other risks described in our Securities and Exchange Commission filings. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisions that apply to a given piece of information in one part of this presentation should be read as applying mutatis mutandis to every other instance of such information appearing herein. © 2021 Amesite Inc. All Rights Reserved. 2

Investment Highlights

1. **MARKET OPPORTUNITY** addressing multi-billion-dollar online learning markets in business and education.

2. **UNIQUE MODEL** for transparent B2B business that creates an opportunity for growth and revenue for customers.

3. **PROVEN TECHNOLOGY** that scales, with the efficiency and interoperability that customers need.

4. **SUCCESSFUL PRODUCTS** that customers LOVE♥: strong focus on technology + design to create great user experiences.

5. **STRONG DIFFERENTIATION** in markets that urgently need technology to meet the demand for growth.

© 2021 Amesite Inc. All Rights Reserved.
3

Meet A m e s i te Amesite's cloud - based platform + content creation services provide fully - managed, customized learning environments for businesses, nonprofits, government agencies and universities. Amesite is unique in its focus on the user experience for learning: for instructors, administrators and learners. © 2021 Amesite Inc. All Rights Reserved. 4

F in a nci al Position D e bt Operating Cash Used Q1 2022 $0 $ 1 .2 M As of September 30, 2021 Amesite’s Financial Position: • Good Liquidity • No Debt • Equity Line to Raise as Needed, Electively >1y Cash Remaining $ 1 5. 0 M Cash Remaining on Equity Line $ 10 .6 M Cash On Hand © 2021 Amesite Inc. All Rights Reserved. 5

R e v e n ue 27.7% Q1 2022 YoY Revenue Growth 10X FY2021 Revenue Growth Over FY2020 $1.4M Total Contract Value Since Inception $115K Average Deal Size Since Inception As of September 30, 2021 Building Revenue: • Key Staff Positions Filled • Company Is Diversifying Our Customer Base • Large Addressable Markets in Four Sectors: Enterprise, Higher Ed, Nonprofit and Government © 2021 Amesite Inc. All Rights Reserved. 6

Amesite's Technology, Business Model and Partnerships Support Scaling Customers & Revenue

V4 — Amesite's V4 platform is now on Microsoft's Azure Cloud - enabling **scalability, speed,** and **best-in-class infrastructure.**

24h — or less Is the delivery time now for a custom-branded, enterprise scale system for our customers – **offering unparalleled speed.**

30d — launches of custom content are available, because **Amesite's easy-to-use platform and flexible business model enable fast, high quality content creation.**

1,000s — of APIs can be integrated with Amesite's platform because **Amesite uses a modern tech stack and is fully modularized.**

98% — retention rates across all products have been achieved – **Amesite's customers deliver learning products that work for their users.**

amesite

Amesite & Microsoft

> "By empowering Amesite and putting their platform on Microsoft Azure, **we can approach our partner universities around the country and get these solutions out to people who need upskilling courses.**"

Tamer Erzurumlu
Director of Partner Strategy
Education at Microsoft

THE IMPACT

As of Sept. 10, 2021, Amesite is equipped to reach a vast network of professionals through offering on Azure Marketplace.


Microsoft
Azure Marketplace
Apps
Amesite Learning Platform
Amesite Inc.
amesite
Overview
Plans
Ratings + reviews
Contact Me
Amesite delivers the world's most effective online learning systems.
Learn more

© 2021 Amesite Inc. All Rights Reserved. 7

Wins: Context

CITY COLLEGE OF NEW YORK

- Part of **the largest urban university system in the United States**

MICHIGAN WORKS! SOUTHEAST

- Part of the Michigan Works! Association, **a sixteen-agency system serving** nearly **18,000 community members**

WAYNE STATE UNIVERSITY

- Provides key education and training to the Greater Detroit Area as **Michigan's third-largest university**

THE HENRY FORD MUSEUM

- Provides unique education experiences based on America's traditions of ingenuity, resourcefulness and innovation and **hosts over 1.7M visitors annually**

$133.7B

10-year strategy for **building and enhancing city infrastructure** announces by the NYC Dep. Of City Planning in July 2021

Upskilling is a

$358B

global market with employers spending

$1,300

on **each employee annually** for continuing education

150M

new technology jobs will be added to the global economy **over the next 5 years**

Market size of the museum industry in the US reached

$12.7B in 2020

https://www1.nyc.gov/site/planning/about/press-releases/pr-20210720.page
https://www.statista.com/statistics/1232500/size-of-the-workplace-training-market-north-america-and-rest-of-the-world/
https://www.statista.com/statistics/738519/workplace-training-spending-per-employee/
https://www.weforum.org/agenda/2021/02/most-in-demand-jobs-2021/
https://www.statista.com/statistics/1174784/museum-industry-market-size-us/

© 2021 Amesite Inc. All Rights Reserved.
8

People & Growth We are honored to be among the winners of the following workplace and technical awards, including three national workplace excellence awards. • 22 E m p l oy ees in 1 3 S tates • Strong ability to attract talent • Building bench strengths and partnerships in Sales and Marketing • Aligning technical work to disrupt markets and serve our customers © 2021 Amesite Inc. All Rights Reserved. 9

Model & M a r k e t s SETUP FEE ADAPTABLE: Amesite delivers custom, enterprise - wide systems, or new, specialized or technical programs, branded to the Customer COURSE CREATION FEE FLEXIBLE: Amesite can build - from - scratch, from technical to introductory / general - interest courses and programs — or Customers can use their own content MAINTENANCE FEE RELEVANT: Amesite assures content stays up - to - date USER FEE SCALABLE: Manageable user fees enable course monitoring and customer service, leveraging infrastructure that supports growth Model: SaaS Flexibility and Scalability, Targeting High Margin + ARR HI G HE R E D 19.7M learners https://nces.ed.gov/fastfacts/display.asp?id=372 E N T ER P R I S E $165B https:// www.statista.com/statistics/738412/size - of - the - workplace - training - market - north - america/ GO V E R N M E N T $3.6B https:// www.dol.gov/sites/dolgov/files/general/budget/2020/FY20 20OperatingPlanAPT.pdf © 2021 Amesite Inc. All Rights Reserved. 10

© 2 0 2 1 A m es i t e Inc . A l l R i g h t s R eserved . 11 loss of revenue across 2020 and 2021 for higher education institutions. decrease in the “importance of college” among young adults since 2015. of CEOs are concerned about employees’ lack of essential skills. https://amesite.com/blogs/higher - education - turns - its - focus - to - alumni/?_ga=2.120359755.272252507.1638311622 - 743462973.1630370722 https://www.chronicle.com/article/how - to - fight - covids - financial - crushhttps://amesite.com/blogs/higher - education - relevance - renaissance/ https:// www.forbes.com/sites/brandonbusteed/2019/12/15/importance - of - college - drops - nearly - 50 - among - young - adults - in - just - six - years/ https:// www.pwc.com/gx/en/ceo - survey/2020/trends/pwc - talent - trends - 2020.pdf 1 4% 5 0% 7 4% Alumni markets are 20x the size of undergraduate markets in the US. We chose to partner with Amesite because they offer the most advanced online learning platform in the market today . The feedback from our students and instructors has been overwhelmingly positive.” It is vitally important that we are able to deliver programs with outstanding results. With Amesite, we had 100% retention across a challenging, technical program. Amesite enabled program creation, execution and scale. We trust Amesite as a partner committed to helping us in our mission to serve our youth, with programs that will set them on a course to bring them economic success and bring our city and state greater talent, and growth.” “ “ Dr. Farshad Fotouhi Dean of Engineering, Wayne State University Higher Education Needs Solutions for Upskilling and Pipeline Growth Amesite’s Higher Ed Solutions: Advanced Tech

Learning Solutions for Enterprise are in High Demand

By 2030, the talent shortage and **skills gap** in the U.S. alone is expected to total a **loss of $8.5 trillion.**


87%
94%
51%

of **executives report skills gaps** in their **current workforce.**

of **employees would stay at a company longer** if **it invested in their career.**

of **companies reported plans to implement an upskilling program** this year.

https://www.mckinsey.com/~/media/McKinsey/Business%20Functions/Organization/Our%20insights/Beyond%20hiring%20How%20companies%20are%20reskilling%20to%20address%20talent%20gaps/Beyond-hiring-How-companies-are-reskilling.ashx
https://learning.linkedin.com/content/dam/me/learning/resources/pdfs/LinkedIn-Learning-2020-Workplace-Learning-Report.pdf
https://learning.linkedin.com/content/dam/me/learning/resources/pdfs/LinkedIn-Learning-2020-Workplace-Learning-Report.pdf

Amesite's Enterprise Solutions: Scalable & Easy

"The **results we've seen so far are unparalleled, the technology has made the system scalable and easy to use** and we can fully achieve our goals of inspiring that next generation of innovators and inventors."

Patricia Mooradian
President & CEO,
The Henry Ford Museum

"**Amesite is clearly the company of choice** to integrate our platforms because of the **quality and depth of their A.I driven technology.** People are our greatest investment, and we are committed to making sure they are the best prepared in our industry."

Jay Mullick
President,
EWIE Group of Companies

"Using brain-savvy and business-tested concepts, we help our clients achieve excellence in performance. **By partnering with Amesite, we are able to take our workshops and launch them online, expanding our reach and ability to serve our clients."**

Dan Suwyn
Partner,
Enriched Business Strategies

© 2021 Amesite Inc. All Rights Reserved.
12

Government Agencies have a Critical Need for L&D Platforms

US Federal Government allocated over **$3.6B** of budget towards **Training and Employment Services** in 2021.


27%

of **federal workers** reported they could be **more productive in their job if they had better training.**


20%

of **federal workers** reported they could be **more productive in their job if they had job-related software.**


47%

of **companies reported plans to implement a reskilling program** this year.

https://www.dol.gov/sites/dolgov/files/ETA/budget/pdfs/FY2022BIB_ETA.pdf
https://home.treasury.gov/system/files/241/Treasury-2020-AES.pdf
https://blog.shrm.org/blog/reskilling-and-upskilling-your-workforce-for-the-post-covid-19-era

Amesite's Government Solutions: Urgently Needed

"Workforce upskilling and reskilling is **needed more urgently now than ever,** given the evolution of the work world. We chose Amesite to support our own workforce in their professional development journey because **we believe in the power of their platform** to support the **engagement** and ultimately the **success of our teams."**

Shamar Herron
Executive Director,
Michigan Works! Southeast

"To effectively achieve our mission of preparing the workforce for the future, **our own workforce must be ready to foster and sustain a strong, diverse economy** where people live, work, and prosper. **Our partnership with Amesite is crucial to our mission,** With the advanced workforce training platform they created for us, we are training our employees to better serve the needs of our regional businesses and job seekers."

Misty Shulters
Deputy Director,
Michigan Works! Southeast

© 2021 Amesite Inc. All Rights Reserved. 13

THF Case Study

"I am a teacher by heart and I come from a family of teachers, so I know educators want access to the best possible resources that inspire their students and activate their potential. **inHub is the embodiment of that and Amesite's technology is making it possible.**"

Lucie Howell
Chief Learning Officer,
The Henry Ford Museum

WATCH THE CASE STUDY HERE

The **Henry Ford's inHub** Advances Their Vision of Being a **Global Force** for **Innovation, Invention** and **Entrepreneurship**

ABOUT THE HENRY FORD

The Henry Ford provides unique educational experiences based on authentic objects, stories, and lives from America's traditions of ingenuity, resourcefulness and innovation.

Industry: Museums & Art Galleries, Hospitality

Company Size: 501 - 1,000

Location: Dearborn, Michigan

Software: Enterprise



inhub
Weekly Logbook
inhub
Model

THE CHALLENGE

To increase access to The Henry Ford's unparalleled **collection of 26 MILLION primary and secondary source artifacts** to provide insights into 300 years of American innovation, ingenuity and resourcefulness. And more importantly, to allow these artifacts and their stories **to be translated into impactful experiences and lessons** within a digital environment **to impact and inspire users and educators around the globe in a powerful and engaging way.**

THE ANSWER

The **Henry Ford partnered with Amesite to deliver inHub**, a global resource and community for activating an innovative mindset. This **specialized digital learning platform** enables users **to engage**, **interact** and **experience** The Henry Ford's collections and its stories in **a whole new way.**

© 2021 Amesite Inc. All Rights Reserved. 14

WSU Case Study

"We are focused on making sure that professionals learn the latest and best technology. **Having Amesite as a trusted partner has enabled us to scale very fast. Together, we are having greater impact.**"

Weisong Shi
Associate Dean of Engineering, Wayne State University

WATCH THE CASE STUDY HERE

Wayne State University's Warrior TechSource for the Enterprise Enables Professionals to Be Future-Ready

ABOUT WSU

Wayne State University is a public research university in Detroit, Michigan. It is Michigan's third-largest university.

Industry: Colleges & Universities

Company Size: 1,001 - 5,000

Location: Detroit, Michigan

Software: Higher Education



THE CHALLENGE

To help Wayne State University alumni and professionals **execute on today's automotive technology** and **provide them with educational opportunities that allow upward movement in the transforming field of mobility.** Most engineers did not graduate with degrees that covered in-demand topics like electric vehicles, autonomous vehicles, or the Internet of Things – and now **require upskilling to stay competitive in their fields.**

THE ANSWER

Wayne State University partnered with Amesite to deliver Warrior TechSource, a holistic platform that provides fully online, on-demand courses with live instructors. The **platform offers a superior way for WSU to upskill alumni and other professionals** on digital technology and technologies of the future. The **courses contain the latest findings on every topic they train on, in real-time, worldwide** – delivered to students, wherever and whenever needed. It is the **perfect solution for busy professionals** who want to stay relevant and **advance their careers.**

© 2021 Amesite Inc. All Rights Reserved.
15

Technology

AMESITE USES AI TO IMPROVE LEARNING

AI drives engagement with fresh, relevant content and analytics that give actionable insights.
Amesite's analytics architecture enables agile, continuous improvements.

AI-DRIVEN

AMESITE USES BEST-IN-CLASS CODE AND ARCHITECTURE

Amesite's platform is built with tools that enable integration with thousands of APIs and offers reliable, out-of-the box auto scalability.

SCALABLE & SECURE

AMESITE TECHNOLOGY SUPPORTS SIMPLE, SCALABLE DESIGNS CUSTOMERS LOVE

If it's easy to code, it's hard to use. If it's easy to use, it's hard to code.
Our platform is easy to use because we support accessible design with a flexible, sophisticated codebase.

BEST-IN CLASS FEATURES & INTEGRABILITY

© 2021 Amesite Inc. All Rights Reserved.
16

I nv es t me n t Landscape L E A R N I N G M A N A G E M E N T S Y S T E M S Amesite uniquely focuses on the user experience, driving success for customers and learners. We are disrupting the “LMS.” Companies: Pluralsight $PS, Stride $LRN, Blackbaud $BLKB C O N T E N T C U R A T O R S , P R O G R A M M A N A G E R S , S E R V I C E P R O V I D E R S We believe that the private sector will continue to spur advancements in learning markets. Companies: 2U $TWOU, Chegg $CHGG P L A T F O R M S F O R T H E F U T U R E O F W O R K Amesite brings new data, and insights to other Enterprise SaaS platforms. We believe that the future of work is more digital, more connected and will offer continuous learning. Companies: Workday $WDAY, Atlassian $TEAM A I G R O W T H $126B by 2025 https:// www.statista.com/statistics/607716/worldwide - artificial - intelligence - market - revenues/#:~:text=The%20global%20artificial%20intelligence%20(AI,process%20auto mation%2C%20and%20machine%20learning . ON L I N E ED U C A T I ON GRO W T H $319B by 2025 https:// www.researchandmarkets.com/reports/4986759/global - online - education - market - forecasts - from SA A S F O R BU S I N E S S G R O W TH $623B by 2023 https:// www.prnewswire.com/news - releases/software - as - a - service - saas - market - could - exceed - 600 - billion - by - 2023 © 2021 Amesite Inc. All Rights Reserved. 17 301102655.html#:~:text=According%20to%20Finances%20Online%3A%20%22The,a%20hold% 20of%20such%20system s.

Leadership & Board

FINANCE

TECH & IP

PEOPLE & GROWTH



Dr. Ann Marie Sastry

Founder, Chair & CEO

- Former CEO and co-Founder of Sakti3 (acquired by Dyson in 2015 for $90M)
- Recognized by President Obama at the White House in 2015 for her technology entrepreneurship
- Her technology and business work have been featured in *WSJ, Fortune, Forbes, The Economist, USA Today, The New York Times* and on the cover of *Inc.*
- Arthur F. Thurnau Professor (UM's highest teaching honor) at the University of Michigan, 17 years
- Recognized with some of the highest honors in her scientific fields
- Co-authored over 100 publications and 100 patents and filings and delivered over 100 invited lectures and seminars globally (NIH, NSF, NAE, MIT, Stanford, UC Berkeley, Oxford, Cambridge, etc.)
- Serves on the Boards of the International Council on Clean Transportation (ICCT), the Alpha House Family Homeless Shelter, Laidlaw & Company, among others
- Holds PhD and MS degrees from Cornell University, and a BS from the University of Delaware, all in Mechanical Engineering



Anthony Barkett, J.D.



Barbie Brewer



J. Michael Losh



Gilbert S. Omenn, MD, Ph.D.



Richard Ogawa, J.D.



George Parmer

amesite

© 2021 Amesite Inc. All Rights Reserved.

18

SL I D E TIT LE T H A N K Y OU . FO L L O W OU R P ROG RES S FO R R ESO U R C ES FO R I N V EST M EN T © 2021 Amesite Inc. All Rights Reserved. 19